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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 5, 2000


                              HTTP TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)

             Utah                     0-26886                 13-3758042
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)            File Number)          Identification No.)

                16 Curzon Street, London W1Y 7FF, United Kingdom
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                    (Address of Principal Executive Offices)         (Zip Code)

                               011-44 20 7409-1600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On October 5, 2000, Internet Holdings, Inc. (the "Company") acquired, from Dr. Alexander Nill and Stephan Rind, all of the outstanding stock of Ferman AG, a Swiss investment company (the "Stock"). As consideration for the acquisition of the Stock, the Company issued to Dr. Nill and Mr. Rind 2,550,000 shares of the Company's Common Stock.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                               The audited financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K no later than the date which is sixty days after the date of this Current Report.

                  (b)      PRO FORMA FINANCIAL INFORMATION

                               The PRO FORMA financial information will be filed by amendment to this Current Report on Form 8-K no later than the date which is sixty days after the date of this Current Report.

                  (c)      EXHIBITS

                               EXHIBIT 10.1 Purchase and Sale Agreement, dated as of October 5, 2000, between Dr. Alexander Nill, Stephan Rind, Ferman AG and Internet Holdings, Inc. (filed herewith)


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       HTTP TECHNOLOGY, INC.

                                       By:  /s/ JASON E. FORSYTH
                                            -----------------------------------
                                       Jason E. Forsyth
                                       Chief Financial Officer


Date:  October 20, 2000